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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         _____________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 7, 2000

                            FINANCIALWEB.COM, INC.
                            ----------------------
              (Exact Name of Registrant as Specified in Charter)

          NEVADA                    000-25799                   93-1202428
(State or Other Jurisdiction    (Commission file            (I.R.S. Employer
     of Incorporation)               number)               Identification No.)

                                 201 PARK PLACE
                                   SUITE 321
                        ALTAMONTE SPRINGS, FLORIDA 32701
                    (Address of Principal Executive Offices)

                                 (407) 834-4443
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

CLOSING OF PRIVATE OFFERING OF COMMON STOCK

     Through March 31, 2000, FinancialWeb.com, Inc. (the "Company") has closed two portions of a $12,000,000 private offering. The Company raised $7,914,622 in cash from the sale of 2,638,207 shares of common stock, par value $.001 per share, of the Company (the "Common Stock") at $3.00 per share (the "Closings"). The private offering remains open until the earlier of up to $12,000,000 of Common Stock is sold or May 15, 2000, unless extended by the Company.

     Net proceeds to the Company from the Closings were $6,763,627 after paying commissions, consulting fees and offering expenses. The Company used $505,685 of the net proceeds to repay $500,000 of short-term bridge loans made to the Company in December 1999 and January 2000. The Company also used $166,449 of the net proceeds to repay $150,436 in principal amount under a promissory note due in December 1999. In addition, the Company used $208,698 of the net proceeds to repurchase 154,591 shares of Common Stock at $1.35 per share from Mr. Kevin Lichtman, the former chief executive officer of the Company, pursuant to his separation agreement with the Company. Those shares were returned to the status of authorized but unissued shares. The Company has reserved $936,103 of the net proceeds to repurchase an additional 693,409 shares at $1.35 per share from Mr. Lichtman pursuant to his separation agreement. The Company is currently in discussions with Mr. Lichtman about reducing the number of shares to be repurchased, but no agreement has been reached to date. The balance of $4,946,692 of the net proceeds is to be used for working capital, capital expenditures and other general corporate purposes.

FINANCIAL RESTRUCTURING OF CONVERTIBLE NOTES

     On January 18, 2000, the Company completed a financial restructuring with the holders of $2.3 million of outstanding one year convertible promissory notes (the "Notes"). As a result of the restructuring, the Notes were exchanged effective November 10, 1999 for 815,488 shares of restricted, non-voting Series A Convertible Preferred Stock that is convertible into 815,488 shares of Common Stock of the Company. A Form of the Certificate of Designations, Preferences and Rights for the Series A Convertible Preferred Stock and Form of Conversion Notice are filed as Exhibits to this report.

CONVERSION OF OUTSTANDING PROMISSORY NOTE

     On December 23, 1999, a holder of a $500,000 convertible promissory note converted his note into 1,123,000 shares of Common Stock of the Company representing the conversion of principal and accrued interest thereon at $0.50 per share. Concurrently with the conversion, the holder entered into a lock-up agreement, whereby he has agreed not to sell any of the aforementioned shares before January 18, 2001.

RECENT DEVELOPMENTS

     On January 1, 2000, the Company hired Kevin E. Leininger as President and Chief Executive Officer
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of the Company replacing James Gagel who was acting President and Chief
Executive Officer. Mr. Gagel has resumed the positions of Executive Vice President, Chief Operating Officer and General Counsel of the Company. On February 1, 2000, the Board of Directors appointed Mr. Leininger to the Company's Board of Directors. Prior to joining the Company, Mr. Leininger served as Vice President of Global Marketing for ESPS Inc. (Nasdaq: ESPS), a provider of enterprise compound document publishing software and services. Prior to ESPS, Inc., Mr. Leininger served as vice president of business development and marketing for NeoMedia Technologies, Inc, formerly DevTech Associates, Inc., a developer of document systems and intelligent document software and products. From June 1994 to March 1997, Mr. Leininger was managing director and head of marketing of DevTech, and was director of Open Systems for DevTech from September 1991 to June 1994. Mr. Leininger holds a B.S. in physics and mathematics from Iowa State University and an M.B.A. in international business and finance from the University of Chicago.

     On January 10, 2000, Real Time Translators S.A.C., a wholly owned subsidiary commenced operations in Lima, Peru. Concurrently, the Company initiated use of its proprietary translation management program in order to translate its content to Spanish and Portuguese pursuant to its Agreement with StarMedia Network, Inc.

     On February 22, 2000, the Company hired Jeffrey A. Rudman as Senior Vice President of Partner Operations of the Company. Mr. Rudman will be responsible for managing the Company's international strategic alliances, including the recently announced partnership with StarMedia Network (Nasdaq: STRM). Mr. Rudman will oversee the implementation and maintenance of new key partnerships with Internet companies and financial service providers on a global basis. Mr. Rudman joined the Company from KPMG Consulting, where he was a manager in KPMG's Financial Services Consulting division, delivering strategic consulting services to retail brokerage firms, banks providing personal trusts services, mutual fund organizations and investment mangers. He served as an advisor and member of the Project Management Team of WingspanBank.com, the online banking division of First USA Bank, N.A. Mr. Rudman holds an M.B.A. in Finance and International Business from the University of Chicago and a Bachelor's degree in Finance from Boston University.

     On March 2, 2000, the Company appointed Edward Mullen as Chairman of the Board of Directors. Mr. Mullen was President and a director of Marketing Services Group Inc. (MSGi), a holding company with eleven Internet and marketing services companies in its portfolio. Significant stockholders of MSGi include CMGi and GE Capital Corporation. Prior to joining MSGi, Mr. Mullen served as the President and Chief Executive Officer of CMG Direct Corp, the original CMGi company. Under Mr. Mullen's leadership, several Internet technologies were created and he was responsible for incubating and founding WiredEmpire, a subsidiary of MSGi and leading e-relationship company. Mr. Mullen is a director of several Internet companies and worked with non-profit organizations such as WGBH-TV's Business Executive Council, The Massachusetts Interactive Media Council and Business and Technology for Schools and Technology. Mr. Mullen is an adjunct professor at Boston College's Graduate School of Management where he teaches courses on Venture Capital and Mergers & Acquisitions.

     On March 10, 2000, the Company hired Ron Guerriero as Senior Vice President of Business Development of the Company. Prior to joining the Company, Mr. Guerriero was Chief Executive Officer of Sylvan International Inc., a consulting firm based in Needham, Massachusetts. Prior to Sylvan, Mr. Guerriero was Chief Executive Officer of WTG International Consulting and Director of Emerging Business Consulting at Arthur Andersen. During his tenure at Sylvan International, Mr. Guerriero was Interim Chief Executive Officer of benext.com concluding more than 15 strategic alliances with on and offline companies to drive traffic to their Web site. Mr. Guerriero is an active member of the MIT Enterprise Forum and a member of the adjunct faculty at the Carroll Graduate School of Management at Boston College, where he teaches courses in Venture Capital and Entrepreneurship. He also serves on the Board of Advisors for opholio.com, merlin-net.com, benext.com and the Neuroaugmentation Laboratory at Massachusetts General Hospital.
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     On March 17, 2000, Ray Barton, Senior Vice President of Marketing and
Technology, resigned from the Company.

     On March 20, 2000, the Company hired Leonard W. von Vital as Senior Vice President and Chief Financial Officer of the Company. Prior to joining the Company, Mr. von Vital was chief financial officer of ESPS, Inc., a provider of business-to-business document management and publishing software. From May 1998 until October 1998, Mr. von Vital was vice president of finance, vending operations for Real Time Data, Inc., a consolidator of vending businesses and a provider of technology to the vending industry. From May 1997 until May 1998, Mr. von Vital was senior vice president of product management for Astea International Inc. (Nasdaq: ATEA), a developer and vendor of enterprise customer relationship management software, and from November 1993 to May 1997, he was chief financial officer of that company. Mr. von Vital is a certified public accountant and holds a B.S. in accounting from St. Francis College.

     For additional discussion regarding the above Recent Developments, see also the Company's press releases regarding the same.

     This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This private offering is being made pursuant to the registration exemptions contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D promulgated thereunder. The shares of Common Stock offered in this private offering will not be, and have not been, registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements. This current report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.  Description

4.1 Form of Certificate of Designations, Preferences and Rights for Series A Convertible Preferred Stock

10.1      Form of Conversion Notice to One Year Convertible Note Holders


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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: April 7, 2000                      FINANCIALWEB.COM, INC.


                                      By:  /s/ Kevin Leininger
                                         ------------------------------------
                                         Kevin Leininger
                                         Chief Executive Officer and President